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                            UNITED STATES             Expires:  May 31, 2000
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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       April 5, 2000
                                                 -------------------------------
                              Harbinger Corporation
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             (Exact name of registrant as specified in its charter)

           Georgia                    0-26298                     581817306
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(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)

   1277 Lenox Park Boulevard, Atlanta, Georgia                    30319
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    (Address of principal executive offices)                    (Zip Code)
Registrant's telephone number, including area code  (404) 467-3000
                                                  ------------------------------

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          (Former name or former address, if changed since last report)

                                   SIGNATURES*

         Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            Harbinger Corporation.
                                   ---------------------------------------------
                                                 (Registrant)
          April 5, 2000
                                             /s/ James M. Travers
------------------------------     ---------------------------------------------
              Date                              (Signature)*
                                    James M. Travers, Chief Executive Officer

* Print name and title of the signing officer under his signature.







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ITEM 5.  OTHER EVENTS

         On April 5, 2000, Peregrine Systems, Inc., ("Peregrine"), Soda Acquisition Corporation, a wholly owned subsidiary of Peregrine, and Harbinger Corporation ("Harbinger") entered into an Agreement and Plan of Reorganization (the "Merger Agreement"). As a result of the merger (the "Merger"), each outstanding share of Harbinger common stock will be converted into the right to receive .75 shares of Peregrine common stock.

         A copy of Peregrine's and Harbinger's joint press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         In connection with the execution of the Merger Agreement, Peregrine and Harbinger entered into a Stock Option Agreement, dated April 5, 2000(the "Stock Option Agreement"), pursuant to which Harbinger has granted to Peregrine an option to purchase a number of newly issued Harbinger shares equal to 19.99% of Harbinger's outstanding shares. The Stock Option Agreement is only exercisable upon the occurrence of certain events specified in the Stock Option Agreement. In addition, certain directors, officers and shareholders of Harbinger and stockholders of Peregrine have entered into Voting Agreements (and have granted proxies) to vote in favor of the Merger and against certain other matters (the "Voting Agreements").

         The Merger is intended to constitute a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended, and to be accounted for as a purchase transaction. Consummation of the Merger is subject to various conditions, including, among other things, receipt of the necessary approvals of the stockholders of Peregrine, shareholders of Harbinger and certain regulatory bodies.

         The foregoing description of the Merger Agreement, the Stock Option Agreement and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement, the Stock Option Agreement and the Voting Agreements, copies of which will be filed with the Securities and Exchange Commission at a later date in an appropriate filing.

         All stockholders should read the joint proxy statement/prospectus concerning the merger that will be filed with the SEC and mailed to stockholders. The joint proxy statement/prospectus will contain important information that stockholders should consider before making any decision regarding the merger. You will be able to obtain the joint proxy statement/prospectus, as well as other filings containing information about Peregrine and Harbinger, without charge, at the SEC's Internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the SEC filings that will be incorporated by reference in the joint proxy statement/prospectus will also be available, without charge, by contacting the Secretary of appropriate company.


CERTAIN INFORMATION CONCERNING PARTICIPANTS

Harbinger and certain other persons named below may be deemed to be participants in the solicitation of proxies of Harbinger stockholders to adopt and approve the Merger Agreement and to approve the Merger. The participants in this solicitation may include the directors of Harbinger (Stuart L. Bell, William B. King, Klaus Neugebauer, James M. Travers, David Hildes, Benn R. Konsynski, David
T. Leach, John D. Lowenberg, Ad Nederlof, and William B. Savoy) and the officers of Harbinger (James M. Travers, Chief Executive Officer, David Bursiek, Executive Vice President Market Development, Daniel L. Manack, Executive Vice President, Global Operations, James M. McCormick, Chief Financial Officer, Douglas Roberts, Senior Vice President - Worldwide Sales, Loren B. Wimpfheimer, Vice President Business Development & General Counsel, Les Wyatt, Senior Vice President - Worldwide Product Marketing, Gerry Diamond, Senior Vice President Product Development and Ray Dicasali, Client Information Officer). The aforementioned directors and officers of Harbinger, as a group, may be deemed to beneficially own approximately 15% of Harbinger's outstanding common stock or securities convertible into common stock.

Item 7.  FINANCIAL STATEMENTS PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (C)  Exhibits

              99.1  Press Release dated April 5, 2000.
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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           HARBINGER CORPORATION.



Dated:  April 5, 2000                      By: /s/ JAMES M. TRAVERS
                                             ------------------------
                                             James M. Travers,
                                             Chief Executive Officer


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                                EXHIBIT INDEX




Exhibit
Number                       Description of Document
------                       -----------------------
99.1              Form of Joint press release with Peregrine Systems, Inc. dated
                  April 5, 2000, announcing Peregrine's acquisition of Harbinger
                  (incorporated by reference to Harbinger's 425 filing dated
                  April 5, 2000).